SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): FEBRUARY 16, 2005
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


             0-27618                                 16-0547600
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     (Commission File Number)             (IRS Employer Identification No.)


140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK              14228-1197
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     (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)




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Item 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On February 16, 2005, the registrant issued an amended press release regarding the sale and partial leaseback of their Amherst, NY property in relation to the clarification of required accounting treatment of the leaseback and non-cash components of the transaction. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.


Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


EXHIBIT NUMBER                DESCRIPTION
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99.1                          Press Release dated February 16, 2005
























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                  COLUMBUS MCKINNON CORPORATION


                                  By:    /S/ ROBERT R. FRIEDL
                                        ---------------------------------------
                                  Name:  Robert R. Friedl
                                  Title: Vice President - Finance and Chief
                                            Financial Officer


Dated:  FEBRUARY 16, 2005
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


                                  EXHIBIT INDEX


EXHIBIT NUMBER            DESCRIPTION
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     99.1                 Press Release dated February 16, 2005